Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2001-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2001-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) September 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2001-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 2001-A on September 15,2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on September 15, 2002 on the Series 2001-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: September 30, 2002




I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                                     $324,163,208.88
     (B)   Initial Certificates Principal Balance                                                             $314,438,000.00
           (i)   Initial Class A-1     Certificate Principal Balance            $ 243,122,000.00
                                       Certificate Amount Percentage                                                 75.00%
                                       Certificate Pass-through Rate                                                  6.81%
           (ii)  Initial Class A-2     Certificate Principal Balance                         $ -
                                       Certificate Amount Percentage                                                  0.00%
                                       Certificate Pass-through Rate                                                  0.00%
           (iii) Initial Class A-3     Certificate Principal Balance                         $ -
                                       Certificate Amount Percentage                                                  0.00%
                                       Certificate Pass-through Rate                                                  0.00%
           (iv)  Initial Class A-4     Certificate Principal Balance                         $ -
                                       Certificate Amount Percentage                                                  0.00%
                                       Certificate Pass-through Rate                                                  0.00%
           (v)   Initial Class M-1     Certificate Principal Balance             $ 24,312,000.00
                                       Certificate Amount Percentage                                                  7.50%
                                       Certificate Pass-through Rate                                                  7.94%
           (vi)  Initial Class M-2     Certificate Principal Balance             $ 17,829,000.00
                                       Certificate Amount Percentage                                                  5.50%
                                       Certificate Pass-through Rate                                                  8.27%
           (vii) Initial Class B-1     Certificate Principal Balance             $ 12,967,000.00
                                       Certificate Amount Percentage                                                  4.00%
                                       Certificate Pass-through Rate                                                  9.50%
           (viii)Initial Class B-2     Certificate Principal Balance             $ 16,208,000.00
                                       Certificate Amount Percentage                                                  5.00%
                                       Certificate Pass-through Rate                                                  9.50%

     (C)   Initial Weighted Average Coupon (WAC)                                                                     12.10%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                         294.00 months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                         288.00 months
     (F)   Initial Number of Receivables                                                                              8,394
     (G)   Servicing Fee Rate                                                                                         1.00%
     (H)   Credit Enhancement
           (i)   Reserve Fund Initial Deposit Percentage                                                              0.00%
           (ii)  Reserve Fund Target %                                                                                0.00%
           (iii) Target Overcollateralization Percentage Prior to Crossover Date                                      5.00%
           (iv)  Target Overcollateralization Percentage After Crossover Date                                         8.75%
           (v)   Target Overcollateralization Floor                                                                   1.25%
           (vi)  Target Credit Enhancement % Prior to Crossover Date                                                  5.00%
           (vii) Target Credit Enhancement % After Crossover Date                                                     8.75%
           (viii)Target Credit Enhancement Floor                                                                      1.25%
           (ix)  Target Credit Enhancement Amount                                                           $ 16,208,160.44
     (I)   Crossover Date Tests
                 Earliest Crossover Date                                                                           Feb-2006
                 Percent of Initial Suboridnation Percentage                                                        189.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                       0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                                  $273,455,495.17
     (B)   Beginning Pool Factor                                                                                 84.357351%
     (C)   Ending Pool Schedule Balance                                                                    $ 268,517,871.13
     (D)   Ending Pool Factor                                                                                    82.834160%
     (E)   Ending Total Certificate Balance (after Current Distributions)                                  $ 258,938,856.84
     (F)   Current Overcollateralization Amount (after Current Distributions)                                $ 9,579,014.29
     (G)   Weighted Average Coupon (WAC)                                                                             12.21%
     (H)   Weighted Average Remaining Maturity (WAM)                                                                 269.59 months
     (I)   Ending Number of Receivables                                                                               7,175


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)   Scheduled Interest Collections durring Current Period                                         2,392,606.31
           (ii)  Paid Ahead Interest Collections applied to Current Period                                        58,386.02
           (iii) Net Servicer Advance                                                                             46,691.78
           (iiia)Reimbursement to Servicer For Previously Unrecovered Advances *VI(D)                                  0.00
           (iv)  Liquidation Proceeds Attributable to Interest                                                   134,188.80
           (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                       0.00
           (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                  0.00
           (vii) Recoveries on Previously Liquidated Contracts                                                    28,961.09
                                                                                                              --------------
           (viii)Total Interest Amount Available for Distribution                                              2,660,834.00

     (B)   Principal

           (i)   Scheduled Principal Collections                                                                  90,543.96
           (ii)  Full and Partial Principal Prepayments                                                        1,549,503.39
           (iii) Paid Ahead Principal Collections Applied to Current Period                                            0.00
           (iv)  Net Servicer Advance                                                                              5,895.49
           (v)   Liquidation Proceeds Attributable to Principal                                                1,044,564.88
           (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                          0.00
           (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                     0.00
           (viii)Other Principal Amounts                                                                               0.00
                                                                                                              --------------
           (ix)  Total Principal Amount Available for Distribution                                             2,690,507.72


IV.  DISTRIBUTION CALCULATIONS

     (A)         Total Interest Available for Distribution                                                     2,660,834.00
     (B)         Total Principal Available for Distribution                                                    2,690,507.72
     (C)         Reserve Fund Draw Amount Required                                                                     0.00
     (D)         Draw on Letter of Credit for Interest Distribution                                                    0.00
                 Less:
                 Monthly Servicing Fee                                                                           227,879.58
                 Reimbursement to Servicer for Liquidation Expense                                                34,940.15
                 Late Payment Fees, Extension Fees and Other Permitted Fees                                            0.00
                 Other Permitted Withdrawals from Certificate Account                                                  0.00
                                                                                                              --------------
                 Available Distribution Amount                                                                 5,088,521.99

                 Interest Accrual Period                                                                                 30 days

                 Total Interest Amount Due                                                                     1,598,299.51
                 Total Interest Distribution Amount                                                            1,598,299.51

                 Amount Available for Principal Distribution Amount                                            3,490,222.48
                 Principal Distribution Calculation:
                 Total Principal Amount Available for Distribution                                             2,690,507.72
                 Principal Loss on Liquidated Assets                                                           2,247,116.32
                                                                                                              --------------
                   Principal Distribution Due                                                                  4,937,624.04
                 Principal Distribution Shortfall Carryover Amount (Current Period)                            1,447,401.56
                 Principal Distribution Shortfall Carryover Amount                                             1,435,083.59
                 Overcollaterallization Writedown Amount                                                       1,447,401.56
                 Overcollaterallization Reduction Amount                                                               0.00
                 Accelerated Principal Distribution Amount for Current Period                                          0.00
                                                                                                              --------------
                 Total Principal Amount to be Distributed                                                      6,372,707.63
                 Total Principal Amount to be Distributed                                                      3,490,222.48

                 Draw on Letter of Credit for Principal Distribution                                                   0.00
                 Excess Interest                                                                                 834,654.91
                 Reserve Account Deposit                                                                               0.00
                 Reserve Account Release                                                                               0.00
                 Class X Distribution Amount                                                                           0.00
                 Class R Distribution Amount                                                                           0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)        Beginning Advance                                                                        3,928,487.85
           (ii)       Monthly Servicer Advance (Reimbursement)                                                    46,691.78
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                          0.00
                                                                                                              --------------
           (iv)       Ending Advance Balance                                                                   3,975,179.63

     (B)   Principal
           (i)        Beginning Advance                                                                            9,986.40
           (ii)       Monthly Servicer Advance (Reimbursement)                                                     5,895.49
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                          0.00
                                                                                                              --------------
           (iv)       Ending Advance Balance                                                                      15,881.89

     (C)   Total Servicer Advance
           (i)        Beginning Advance                                                                        3,938,474.25
           (ii)       Monthly Servicer Advance (Reimbursement)                                                    52,587.27
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                          0.00
           (iv)       Ending Advance Balance                                                                   3,991,061.52

VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)   Target Overcollaterallization Amount                                                         16,208,160.44
           (ii)  Beginning Balance                                                                            11,026,415.85
           (iii) Write Down for Certificate Distributions                                                      1,447,401.56
           (iv)  Overcollaterallization Addition Amount                                                                0.00
           (v)   Overcollaterallization Reduction Amount                                                               0.00
                                                                                                              --------------
           (vi)  Ending Balance                                                                                9,579,014.29

     (B)   Reserve Fund (if applicable)

           (i)   Required Reserve Fund Balance                                                                         0.00
           (ii)  Beginning Reserve Fund Balance                                                                        0.00
           (iii) Draws for Certificate Distributions                                                                   0.00
           (iv)  Excess Interest Deposited                                                                             0.00
           (v)   Reserve Fund Release                                                                                  0.00
                                                                                                              --------------
           (vi)  Ending Reserve Fund Balance                                                                           0.00

     (C)   Letter of Credit (if applicable)
           (i)   Beginning LC Balance                                                                                  0.00
           (ii)  Draw on LC for Interest Distribution                                                                  0.00
           (iii) Draw on LC for Principal Distribution                                                                 0.00
                                                                                                              --------------
           (iv)  Ending Balance                                                                                        0.00

     (D)   Unreimbursed Servicer Advances (see note*)
           (i)   Previous Unreimbursed Advance Balance                                                                 0.00
           (ii)  Current Months Reimbursement from Excess Interest                                                     0.00
                                                                                                              --------------
           (iii) Ending Unreimbursed Advance Balance                                                                   0.00
           Note: **represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period.

     (A)   Senior Certificates - Interest

           (i)   Class A-1
                                       Pass-Through Rate                                                              6.81%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                              $ 1,083,770.42
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                         $ 1,083,770.42
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 4.46

           (ii)  Class A-2
                                       Pass-Through Rate                                                              0.00%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                         $ -
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                                    $ -
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                          $ -

           (iii) Class A-3
                                       Pass-Through Rate                                                              0.00%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                         $ -
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                                    $ -
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                          $ -

           (iv)  Class A-4
                                       Pass-Through Rate                                                              0.00%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                         $ -
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                                    $ -
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                          $ -

     (B)   Subordinate Certificates - Interest

           (i)   Class M1
                                       Pass-Through Rate                                                              7.94%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 160,763.10
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 160,763.10
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 6.61

           (ii)  Class M2
                                       Pass-Through Rate                                                              8.27%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 122,797.24
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 122,797.24
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 6.89

           (iii) Class B1
                                       Pass-Through Rate                                                              9.50%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 102,655.42
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 102,655.42
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 7.92



           (iv)  Class B2
                                       Pass-Through Rate                                                              9.50%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 128,313.33
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 128,313.33
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 7.92

     (C)   Senior Certificates - Principal

           (i)   Class A-1
                                       Initial Certificate Balance                                           243,122,000.00
                                       Initial Certificate Percentage                                                75.00%
                                       Beginning Certificate Balance                                         191,113,079.32
                                       Shortfall Carryover                                                     1,435,083.59
                                       Current Principal Due                                                   4,937,624.04
                                       Current Principal Paid                                                  3,490,222.48
                                       Principal Shortfall Carryover For Current Period                        1,447,401.56
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                            187,622,856.84
                                       Ending Pool Factor                                                            72.46%
                                       Principal Paid per $1000                                                       18.26
                                       Total Class Distribution                                                3,490,222.48

           (ii)  Class A-2
                                       Initial Certificate Balance                                                     0.00
                                       Initial Certificate Percentage                                                 0.00%
                                       Beginning Certificate Balance                                                   0.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                           0.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                                      0.00
                                       Ending Pool Factor                                                             0.00%
                                       Principal Paid per $1000                                                        0.00
                                       Total Class Distribution                                                        0.00
           (iii) Class A-3

                                       Initial Certificate Balance                                                     0.00
                                       Initial Certificate Percentage                                                 0.00%
                                       Beginning Certificate Balance                                                   0.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                           0.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                                      0.00
                                       Ending Pool Factor                                                             0.00%
                                       Principal Paid per $1000                                                        0.00
                                       Total Class Distribution                                                        0.00
           (iv)  Class A-4

                                       Initial Certificate Balance                                                     0.00
                                       Initial Certificate Percentage                                                 0.00%
                                       Beginning Certificate Balance                                                   0.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                           0.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                                      0.00
                                       Ending Pool Factor                                                             0.00%
                                       Principal Paid per $1000                                                        0.00
                                       Total Class Distribution                                                        0.00
     (D)   Subordinate Certificates - Principal


           (i)   Class M1

                                       Initial Certificate Balance                                            24,312,000.00
                                       Initial Certificate Percentage                                                 7.50%
                                       Beginning Certificate Balance                                          24,312,000.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                  24,312,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       24,312,000.00
                                       Ending Pool Factor                                                             9.39%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       24,312,000.00
                                       Total Class Distribution                                                        0.00

           (ii)  Class M2
                                       Initial Certificate Balance                                            17,829,000.00
                                       Initial Certificate Percentage                                                 5.50%
                                       Beginning Certificate Balance                                          17,829,000.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                  17,829,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       17,829,000.00
                                       Ending Pool Factor                                                             6.89%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       17,829,000.00
                                       Total Class Distribution                                                        0.00


           (iii) Class B1
                                       Initial Certificate Balance                                            12,967,000.00
                                       Initial Certificate Percentage                                                 4.00%
                                       Beginning Certificate Balance                                          12,967,000.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                  12,967,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       12,967,000.00
                                       Ending Pool Factor                                                             5.01%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       12,967,000.00
                                       Total Class Distribution                                                        0.00

           (iv)  Class B2
                                       Initial Certificate Balance                                            16,208,000.00
                                       Initial Certificate Percentage                                                 5.00%
                                       Beginning Certificate Balance                                          16,208,000.00
                                       Shortfall Carryover                                                             0.00
                                       Current Principal Due                                                  16,208,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       16,208,000.00
                                       Ending Pool Factor                                                             6.26%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       16,208,000.00
                                       Total Class Distribution                                                        0.00

     (E)   Total Certificate Balances
                                                                                   Beg of Period              End of Period
           (i)   Aggregate Balance of Certificates                              $ 262,429,079.32           $ 258,938,856.84
           (ii)  Total Certificate Pool Factor                                       83.4597216%                82.3497341%




VIII.DELINQUENCY INFORMATION
                                                                                      Percent of                    Percent of
     Delinquent Receivables at End of Due Period :            Scheduled Balance     Pool Balance        Units      Total Units
           30-59 Days Delinquent                               $ 19,165,409.42             7.14%          494         6.89%
           60-89 Days Delinquent                                $ 9,109,897.30             3.39%          238         3.32%
           90 Days or More Delinquent                          $ 17,787,100.49             6.62%          430         5.99%
           Homes Repossessed or Foreclosed Upon                 $ 5,343,252.14             1.99%          126         1.76%

           Bankruptcy*   (included in above delinquency)       $ 13,566,459.30             5.05%          323         4.50%

           Extensions granted during period                                                                63
           Rewrites granted during period                                                                   0

           * The Bankruptcy units and balances are already included in the above delinquency numbers.
              This information is provided for reference only.


IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                      $ 2,198,386.29
           (ii)  Number of Contracts repurchased this period                                                              -
           (iii) Repurchase Price of Contracts this period                                                              $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                         $ 2,198,386.29

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                                $ -
           (ii)  Number of Contracts repurchased this period                                                              -
           (iii) Repurchase Price of Contracts this period                                                              $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                   $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                 Units        Scheduled Balance
                 Beginning Repossession Inventory                                                         148 $ 6,057,771.54
                 Repossessions Incurred                                                                   108 $ 2,553,956.12
                 Less Repurchase of Delinquent Loans                                                        0           $ -
                 Less Repossessions Sold                                                                  130 $ 3,268,475.52
                                                                                                 ---------------------------
                 Ending Repossession Inventory                                                            126 $ 5,343,252.14

                 Principal Balance of Repossessions Liquidated                                                $ 3,268,475.52
                 Reimbursement of Servicer Advances on Liquidated Contracts                                      $ 23,205.68
                 Liquidation Proceeds Attributable to Principal                                               $ 1,044,564.88
                                                                                                              --------------
                 Principal Loss on Liquidation of Repo                                                        $ 2,247,116.32
                 Reimbursement to Servicer for Liquidation Expense                                               $ 34,940.15
                 Recoveries for Previously Liquidated Contracts                                                  $ 28,961.09
                                                                                                              --------------
                 Net Liquidation Loss (Realized Loss)                                                         $ 2,253,095.38

                 Recoveries
                 Liquidation Proceeds Attributable to Interest                                                  $ 134,188.80
                 Liquidation Proceeds Attributable to Principal                                               $ 1,044,564.88
                 Recoveries for Previously Liquidated Contracts                                                  $ 28,961.09
                                                                                                              --------------
                 Total Recoveries                                                                             $ 1,207,714.77
                 Recovery Percentage of Principal Balance of Repossessions Liquidated                                    37%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                      NO

                 Where the Current Distribution Date of                                              09/15/02
                 is greater than the Earliest Crossover Date of                                February 29, 2004
                                       And
                 Subordinated Certificates Beginning Principal Balance of                        71,316,000.00
                 plus the Current Overcollateralization Amount of                                 9,579,014.29
                 divided by the Current Beginning Pool Principal Balance of                     273,455,495.17
                                                                                                 -------------
                 Equals                                                                                29.58%
                                                                                                 -------------
                                       And is greater than the:
                 Subordinated Initital Certificates Percentage of                                      14.50%
                 multiplied by the
                 Percentage (as Percent of Initial Class Subordination Percentage)                       175%
                                                                                                 -------------
                 Equals                                                                                25.38%
                                                                                                 -------------



           Principal Distribution Tests:                                            Actual Ratio    Test Ratio  Result

                                                                                      Over 60 Days Delinquent
                                                                               -------------------------------
                 Current Mo                                                               12.01%
                 1st Preceding Mo                                                         12.00%
                 2nd Preceding Mo                                                         11.63%
                 Average 60 Day Delinquency Ratio:                                        11.88%        5.50%   FAIL

                                                                                      Over 30 Days Delinquent
                                                                               -------------------------------
                 Current Mo                                                               19.14%
                 1st Preceding Mo                                                         18.60%
                 2nd Preceding Mo                                                         18.24%
                 Average 30 Day Delinquency Ratio:                                        18.66%        8.50%   FAIL






                                                                                             Net Liquidation Losses
                                                                Ending Pool Bal                  (Realized Losses)
                                                              --------------------------------------------------------------
                 Current Mo                                     268,517,871.13                   2,253,095.38
                 1st Preceding Mo                               273,455,495.17                   1,485,156.72
                 2nd Preceding Mo                               276,735,093.13                   1,643,060.81
                                       -------------------------------------------------------------------------------------
                                       Total                    818,708,459.43                   5,381,312.91
                                       -------------------------------------------------------------------------------------
                                       Divided by                            3
                                       ----------------------------------------
                                       Average                  272,902,819.81



                 Sum of last 3 months of Losses                                     5,381,312.91
                 Divided by 3 month average of Pool Balance                       272,902,819.81
                 Annualized  (multiply by 4)                                                   4
                 Current Realized Loss Ratio:                                              7.89%        3.00%     FAIL



                 Beginning Cumulative Realized Losses                              13,619,096.25
                 Net Liquidation Losses (Realized Losses)                           2,253,095.38
                                                                               ------------------
                 Ending Cumulative Realized Losses                                 15,872,191.63
                 Divided by Initial Pool Principal Balance                        324,163,208.88
                 Cumulative Realized Loss Ratio:                                           4.90%        7.00%    PASS


           Should Principal Be Distributed to the Subordinated Certificates?                                     NO







The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance